COMMITMENTS AND CONTINGENCIES - Patent Acquisitions (Details Narrative) (USD $)	Jul. 31, 2013	May 21, 2013	Feb. 28, 2013
Commitments And Contingencies - Patent Acquisitions Details Narrative
Acquisition of four patents, purchase price			$ 1,000,000
Acquisition of four patents, common stock issued			403,226
Obligated to pay Dr Cox, net proceeds percentage			12.50%
Capitalized professional fees		409,000	169,000
Cash consideration for patent acquisition (Mirror Worlds)		$ 3,000,000
Issued 5-year warrants to purchase an aggregate shares of common stock		1,750,000
60 days Warrants to purchase shares of common stock		500,000
Additional 5-year warrants to purchase shares of common stock as a result of exercise of 60-day warrant	250,000
Net proceeds percentage payable to third party from the monetization of the Mirror Worlds patent portfolio
First $125 Million		10.00%
Next $125 Million		15.00%
Over $250 Million		20.00%